                   MORGAN STANLEY INSURED MUNICIPAL BOND TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        NOVEMBER 1, 2007 - APRIL 30, 2008

                                                              AMOUNT OF     % OF
                                      OFFERING      TOTAL      SHARES     OFFERING  % OF FUNDS
   SECURITY     PURCHASE/   SIZE OF   PRICE OF    AMOUNT OF   PURCHASED  PURCHASED     TOTAL                        PURCHASED
   PURCHASED    TRADE DATE  OFFERING   SHARES     OFFERING     BY FUND    BY FUND     ASSETS         BROKERS          FROM
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                                                                                                 Bear Stearns &
                                                                                                 Co. Inc., Banc
                                                                                                   of America
                                                                                                 Securities LLC,
                                                                                                  Loop Capital
                                                                                                  Markets, LLC,
   District                                                                                       Ferris Baker
Columbia Water                                                                                       Watts,
  & Sewer AU     04/10/08      --     $102.781  $290,375,000  245,000    0.08%      0.45%
                                            Incorporated,
  5.000% due                                                                                    Morgan Stanley &
  10/01/2025                                                                                          Co.,
                                                                                                  Incorporated,   Bear Stearns
                                                                                                  Citi, Jackson
                                                                                                   Securities,
                                                                                                     Siebert
                                                                                                 Brandford Shank
                                                                                                   & Co., LLC